UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549 FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2008

COLORADO GOLDFIELDS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51718	20-0716175
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

10920 West Alameda Avenue, Suite 207
Lakewood, CO 80226
(Address of Principal Executive Offices)

(303) 984-5324 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -14(c)).

Item 8.01 Other Events.

     A copy of Colorado Goldfields Inc.’s press release announcing the signing of an option agreement on certain royalties and net profit interests on the Gold King and Mayflower Mines in San Juan County, Colorado, is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Exhibit No. Description

99.1 Press Release, dated January 3, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO GOLDFIELDS INC.

Dated: January 3, 2008

By:   /s/ Todd C. Hennis
        Todd C. Hennis
        President & Chief Executive Officer